UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  January 19, 2005
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                                 NVE Corporation
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             (Exact name of registrant as specified in its charter)

         Minnesota                     000-12196                 41-1424202
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(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)


11409 Valley View Road, Eden Prairie, Minnesota                        55344
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    (Address of principal executive offices)                         (Zip Code)

Issuer's telephone number, including area code  (952) 829-9217
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        (Former name or former address, if changed since last report.)

Item 2.02. Results of Operations and Financial Condition
       Furnished as Exhibit 99 is a press release of NVE Corporation reporting results for the quarter ended December 31, 2004.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NVE CORPORATION
                                             (Registrant)

Date  January 19, 2005                    /s/ Daniel A. Baker
                                          -------------------
                                          By: Daniel A. Baker
                                          President and Chief Executive Officer

                                 INDEX TO EXHIBITS

   Exhibit                           Description
   -------                           -----------
     99 Press release of NVE Corporation dated January 19, 2005 reporting results for the quarter ended December 31, 2004